UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:
(Date of earliest event reported)

June 3, 2004

TANDY BRANDS ACCESSORIES, INC.

(Exact name of registrant as specified in charter)

Delaware
(State or other Jurisdiction of Incorporation or Organization)

0-18927 (Commission File Number)	75-2349915 (IRS Employer Identification No.)

690 East Lamar Blvd.
Suite 200
Arlington, Texas 76011
(Address of Principal Executive
Offices and zip code)

(817) 265-4113
(Registrant’s telephone
number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.
Item 7. Exhibits.
SIGNATURES
Press Release

Item 5. Other Events.

     On June 3, 2004, the Registrant issued a press release announcing its agreement to acquire Superior Merchandise Company, Inc. A copy of the press release is attached hereto as Exhibit 99.

Item 7. Exhibits.

Exhibit 99	Press Release, dated June 3, 2004.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TANDY BRANDS ACCESSORIES, INC.

Date: June 3, 2004	By:	/s/ J.S.B. Jenkins

J.S.B. Jenkins, President and Chief Executive Officer

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